SUPPLEMENT DATED JUNE 21, 2021

TO THE PACIFIC FUNDS PROSPECTUS DATED AUGUST 1, 2020

FOR CLASS P SHARES

This supplement revises the Pacific Funds Prospectus dated August 1, 2020 for Class P Shares, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus.  This supplement applies to the PF Emerging Markets Debt Fund, PF International Large-Cap Fund and PF International Small-Cap Fund only.  The changes within this supplement are currently in effect unless otherwise noted.  Remember to review the Prospectus for other important information.  Capitalized terms not defined herein are as defined in the Prospectus.

PF Emerging Markets Debt Fund – At a meeting held on June 16, 2021, the Board of Trustees (the “Board”) of Pacific Funds Series Trust (“Pacific Funds”), including a majority of the independent trustees, approved Principal Global Investors, LLC (“PGI”) to serve as the sub-adviser of the PF Emerging Markets Debt Fund effective October 29, 2021, replacing Ashmore Investment Management Limited.

In order to facilitate these changes, a portion of the holdings of the Fund may be sold and new investments purchased in accordance with recommendations by PGI. Pacific Life Fund Advisors LLC (“PLFA”), the investment adviser to the Fund, may begin this transitioning prior to October 29, 2021. In connection with the sub-adviser change, certain principal investment strategies of the Fund will change as described below.

PF International Large-Cap Fund – At a meeting held on June 16, 2021, the Board of Pacific Funds, including a majority of the independent trustees, approved ClearBridge Investments, LLC (“ClearBridge”) to serve as the sub-adviser of the PF International Large-Cap Fund effective October 29, 2021, replacing MFS Investment Management (“MFS”). In addition, the Board approved a name change for the Fund from PF International Large-Cap Fund to PF International Growth Fund effective October 29, 2021.

In order to facilitate these changes, a portion of the holdings of the Fund may be sold and new investments purchased in accordance with recommendations by ClearBridge. PLFA, the investment adviser to the Fund, may begin this transitioning prior to October 29, 2021. In connection with the sub-adviser change, certain principal investment strategies of the Fund will change as described below.

In addition, effective October 29, 2021, all references to “PF International Large-Cap Fund” will be replaced with “PF International Growth Fund (formerly named PF International Large-Cap Fund).”

PF International Small-Cap Fund – At a meeting held on June 16, 2021, the Board of Pacific Funds, including a majority of the independent trustees, approved Franklin Advisers, Inc. (“Franklin”) to serve as sub-adviser for the PF International Small-Cap Fund, as the successor entity to the current Fund sub-adviser QS Investors, LLC (“QS”), effective upon the closing of the corporate restructuring and transfer of QS into Franklin that is expected to occur in the third quarter of 2021 (the “QS/Franklin Transaction”).  Upon the closing of the QS/Franklin Transaction, the sub-advisory services provided to the Fund will be transitioned from QS to Franklin, all references to QS will be deleted in their entirety and replaced with Franklin, and all changes described in this supplement regarding the Fund will be effective. The same portfolio managers from QS who have been responsible for day-to-day management of the Fund will become officers of Franklin and will continue to have responsibility for the day-to-day management of the Fund.

Disclosure Changes to the Fund Summaries section

PF Emerging Markets Debt Fund – The Annual Fund Operating Expenses subsection will be deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each
year as a percentage of the value of your investment)

Class P
Management Fee	0.79%
Other Expenses	0.39%
Total Annual Fund Operating Expenses	1.18%
Less Fee Waiver and Expense Reimbursement[1,2]	(0.29%)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.89%
1

The investment adviser has agreed to waive 0.05% of its management fee through 7/31/2023. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser.

2

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2022, and 0.30% from 8/1/2022 through 7/31/2023. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

The table in the Example subsection will be deleted and replaced with the following:

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$115	$365	$639	$1,423

The disclosure in the Principal Investment Strategies subsection will be deleted and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in debt instruments that are economically tied to emerging market countries, which may be represented by instruments such as derivatives. These instruments may be issued by governments (sovereigns), government-guaranteed or majority government-owned entities (quasi-sovereigns), government agencies and instrumentalities and corporate issuers and may be denominated in any currency, including the local currency of the issuer.

The sub-adviser considers emerging market countries to include any country included in the Fund’s benchmark index, the J.P. Morgan Emerging Markets Blended Index – Equal Weighted, which is designed to track the returns of emerging market debt instruments.

The Fund may invest up to 25% of its assets in issuers that are economically tied to any one emerging market country. The Fund may invest a relatively high percentage of its assets in securities of issuers in a small number of countries or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different foreign countries.

Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. When selecting investments, the sub-adviser decides what duration to maintain. The Fund will normally maintain a weighted average duration of between 2 and 10 years.

The Fund may invest in debt instruments of any credit quality, and is expected to invest more than 10% of its assets in debt instruments that are non-investment grade (high yield/high risk, sometimes called “junk bonds”).

The sub-adviser may use forwards, options, swaps and futures contracts. Forwards, futures contracts, options and swaps may be purchased or sold to gain or increase exposure to various markets, to shift currency exposure from one country to another, for efficient portfolio management purposes and/or to hedge against market fluctuations. These derivatives may also be used to attempt to reduce certain risks, hedge existing positions, adjust certain characteristics of the Fund and gain exposure to particular assets as a substitute for direct investment in the assets.

In selecting investments for the Fund, the sub-adviser follows a portfolio construction process, blending both technical and fundamental considerations. The investment philosophy focuses on total return, is not managed in reference to a benchmark and invests with an intent to limit potential capital loss through active portfolio management, including asset allocation, credit selection and issuer diversification, and attempts to deliver a superior return adjusted for a minimal level of volatility through the whole market cycle.

The sub-adviser may sell a holding when it fails to perform as expected or when other opportunities appear more attractive.

In the Principal Risks subsection, Borrowing Risk and Reverse Repurchase Agreements Risk will be deleted.  Derivatives Risk will be deleted and replaced with the following:

•                 Derivatives Risk: The Fund’s use of forwards, futures contracts, swap agreements and options (each a type of derivative instrument) as a principal investment strategy subjects the Fund to a number of risks, including: counterparty risk, leverage risk, price volatility risk, regulatory risk, liquidity and valuation risk, correlation risk, and segregation risk. Each of these risks is described in Derivatives Risk in the Additional Information About Principal Risks section of the Prospectus. Derivatives may be riskier than other types of investments and may increase the Fund’s volatility and risk of loss.

In the Performance subsection, the first and third paragraphs will be deleted and replaced with the following:

The bar chart and Average Annual Total Returns table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The Average Annual Total Returns table includes both the broad-based market index the current sub-adviser uses as its benchmark as well as the broad-based market index that was utilized by the immediately prior sub-adviser. The benchmark index was changed in connection with the Fund’s change in sub-adviser and reflects the emerging market debt asset class utilized by the current sub-adviser.

Principal Global Investors, LLC began managing the Fund on October 29, 2021, and some investment policies changed at that time. Another firm managed the Fund before that date.

Also in the Performance subsection, the Average Annual Total Returns table will be deleted and replaced with the following:

Average Annual Total Returns (For the periods ended December 31, 2020)	1 year	5 years	Since Inception
Class P (incepted June 29, 2012) (before taxes)	2.88%	7.45%	3.36%
Class P (after taxes on distributions)	0.94%	4.70%	1.53%
Class P (after taxes on distributions and sale of Fund shares)	1.70%	4.52%	1.83%
J.P. Morgan Emerging Markets Blended Index (EMBI) – Equal Weighted (reflects no deductions for fees, expenses or taxes) (based on Class P inception date) (current index as of October 29, 2021)	5.07%	7.05%	4.21%
J.P. Morgan EMBI Global Diversified (reflects no deductions for fees, expenses or taxes) (based on Class P inception date) (former index)	5.26%	7.08%	5.60%

In the Management subsection, the “Sub-Adviser” information will be deleted and replaced with the following:

Sub-Adviser – Principal Global Investors, LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Damien Buchet, CFA, CIO and Portfolio Manager	Since 2021
Christopher Watson, CFA, Senior Portfolio Manager	Since 2021
Arthur Duchon-Doris, CFA, Portfolio Manager	Since 2021

PF International Growth Fund (formerly named PF International Large-Cap Fund) – The Annual Fund Operating Expenses subsection will be deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each
year as a percentage of the value of your investment)

Class P
Management Fee	0.85%
Other Expenses	0.57%
Total Annual Fund Operating Expenses	1.42%
Less Fee Waiver and Expense Reimbursement[1,2]	(0.45%)
Total Annual Fund Operating Expenses after Expense Reimbursement	0.97%
1

The investment adviser has agreed to waive 0.03% of its management fee through 7/31/2023. The agreement is terminable upon approval of the Board of Trustees and prior written notice to the investment adviser.

2

The investment adviser has agreed to limit certain “Other Expenses” incurred by the Fund that exceed an annual rate of 0.15% through 7/31/2022, and 0.30% from 8/1/2022 through 7/31/2023. This agreement shall automatically renew for successive one-year terms unless the investment adviser provides written notice of the termination of the agreement at least 10 days prior to the beginning of the next one-year term. The investment adviser may recoup from the Fund amounts reimbursed in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment, along with the other expenses subject to the expense cap, would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment.

The table in the Example subsection will be deleted and replaced with the following:

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class P	$114	$417	$745	$1,673

The disclosure in the Principal Investment Strategies subsection will be deleted and replaced with the following:

The Fund normally invests primarily in common stocks of foreign companies, either directly or through depositary receipts, that, in the sub-adviser’s opinion, appear to offer above average growth potential and trade at a significant discount to the sub-adviser’s assessment of their intrinsic value. Intrinsic value, according to the sub-adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company’s ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Fund may invest in common stocks of foreign companies of any size located throughout the world. The sub-adviser considers foreign companies to include those organized, headquartered or with substantial operations outside of the United States. These companies may be located, or have substantial operations, in emerging markets, provided that the Fund will not invest more than 15% of its net assets, at the time of purchase, in securities of companies domiciled in emerging markets. The Fund may also purchase stocks of U.S. companies. The Fund’s policy is to remain substantially invested in common stocks or securities convertible into or exchangeable for common stock. Any income realized will be incidental to the Fund’s investment goal.

In the Principal Risks subsection, Geographic Focus Risk, Sector Risk and Value Companies Risk will be deleted. Currency Risk, Emerging Markets Risk, Active Management Risk, and Growth Companies Risk will be moved to follow Foreign Markets Risk in that order. In addition, the following will be added after Large-Capitalization Companies Risk in the following order:

•                 Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.

•                 Mid-Capitalization Companies Risk: Mid-capitalization companies may be subject to greater risk of the price of their securities going up or down rapidly or unpredictably and may be more vulnerable to economic, market and industry changes than larger, more established companies.

In the Performance subsection, the following will be added after the second paragraph:

ClearBridge Investments, LLC began managing the Fund on October 29, 2021, and some investment policies changed at that time. Other firms managed the Fund before that date.

In the Management subsection, the “Sub-Adviser” information will be deleted and replaced with the following:

Sub-Adviser – ClearBridge Investments, LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Elisa Mazen, Managing Director, Portfolio Manager	Since 2021
Thor Olsson, Director, Portfolio Manager	Since 2021
Michael Testorf, Managing Director, Portfolio Manager, CFA	Since 2021
Pawel Wroblewski, Managing Director, Portfolio Manager, CFA	Since 2021

PF International Small-Cap Fund – Effective upon the closing of the QS/Franklin Transaction, the third paragraph in the Performance section will be deleted and replaced with the following:

Franklin Advisers, Inc. began managing the Fund in third quarter 2021. Other firms managed the Fund before that date.

Disclosure Changes to the Additional Information About Principal Investment Strategies and Principal Risks section

PF Emerging Markets Debt Fund – The disclosure in the Principal Investment Strategies subsection will be deleted and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in debt instruments that are economically tied to emerging market countries, which may be represented by instruments such as derivatives. These instruments may be issued by governments (sovereigns), government-guaranteed or majority government-owned entities (quasi-sovereigns), government agencies and instrumentalities and corporate issuers and may be denominated in any currency, including the local currency of the issuer. The sub-adviser considers emerging market countries to include any country included in the Fund’s benchmark index, the J.P. Morgan Emerging Markets Blended Index – Equal Weighted, which is designed to track the returns of emerging market debt instruments.

A sovereign is considered to be an emerging market government. A quasi-sovereign is considered to be an entity fully guaranteed by a sovereign or more than 50% directly or indirectly owned by a sovereign.

The Fund may invest up to 25% of its assets in issuers that are economically tied to any one emerging market country. The Fund may invest a relatively high percentage of its assets in securities of issuers in a small number of countries or a particular geographic region. However, under normal market conditions, the Fund generally expects to invest in a number of different countries.

The Fund’s top five risk exposures by country and their approximate percentage of the Fund’s net assets as of March 31, 2021 (as determined by a third-party that is not affiliated with the Fund or its Investment Adviser) were: Brazil 11.1%, Mexico 8.2%, Indonesia 7.0%, Columbia 4.4% and South Africa 3.9%. In determining country of risk exposure, the third-party considers factors such as reporting currency, sales/revenue, and the location of management of each issuer. Although the country of risk may not be exclusive to one country for an issuer, as there may be other countries of risk to which an issuer is exposed, the third-party source identifies only one country of risk per issuer, although the country identified is expected to be the primary country of risk for that issuer. (An issuer is generally subject to greater country risk based on where it is economically tied rather than where it is formed or incorporated.) The third-party’s criteria for determining country of risk exposure may be different than that used by the sub-adviser to determine the Fund’s investments.

For purposes of the Fund’s investments, the sub-adviser determines the country(ies) to which an issuer is economically tied (and thus subject to general country risk) based on one or more of the following criteria: (i) the issuer or guarantor of the security is organized under the laws of, or maintains its principal place of business in, such country; (ii) the currency of settlement of the security is the currency of such country; (iii) the principal trading market for the security is in such country; (iv) during the issuer’s most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in such country or has at least 50% of its assets in that country; or (v) the issuer is included in an index that is representative of that country. In the event that an issuer is considered by the sub-adviser to be economically tied to more than one country based on these criteria (for example, where the issuer is organized under the laws of one country but derives at least 50% of its revenues or profits from goods produced or sold in another country), the sub-adviser may classify the issuer as being economically tied to any country that meets the above criteria in its discretion based on an assessment of the relevant facts and circumstances.

Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk. The weighted average effective duration provides a measure of the Fund’s interest rate sensitivity and is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates. The weighted average is the sum of the multiplication of each instrument’s duration by its exposure in the Fund. When selecting investments, the sub-adviser decides what duration to maintain. The Fund will normally maintain a weighted average duration of between 2 and 10 years.

The Fund may invest in debt instruments of any credit quality, and is expected to invest more than 10% of its assets in debt instruments that are non-investment grade (high yield/high risk, sometimes called “junk bonds”).

The sub-adviser may use forwards (deliverable and non-deliverable currency forwards), swaps (total return, credit default, interest rate and currency swaps), options (including options on futures contracts) and futures contracts. Forwards, futures contracts, options and swaps may be purchased or sold to gain or increase exposure to various markets, to shift currency exposure from one country to another, for efficient portfolio management purposes and/or to hedge against market fluctuations. For example, currency forwards may be used to increase or decrease exposure to a foreign currency or to shift currency exposure from one country to another. These derivatives may also be used to attempt to reduce certain risks, hedge existing positions, adjust certain characteristics of the Fund and gain exposure to particular assets as a substitute for direct investment in the assets.

The sub-adviser follows a portfolio construction process, blending both technical and fundamental considerations. Assets are selected taking into account the key technical considerations of each asset such as liquidity, volatility and yield profile in various market conditions, as well as key fundamental considerations such as trends in growth/inflation dynamics, fiscal and monetary policy, balance of payments issues, political and social elements for sovereigns, cashflow and earnings trends, liquidity conditions, balance sheet stability and refinancing needs for corporates, and their respective impact on credit spread, interest rates and currencies for both sovereign and corporate entities. The portfolio construction process’s aim is to maximize yield and minimize volatility while maintaining portfolio liquidity throughout a typical 3-year market cycle. The investment philosophy focuses on total return, is not managed in reference to a benchmark and invests with an intent to limit potential capital loss through active portfolio management, including asset allocation, credit selection and issuer diversification, and attempts to deliver a superior return adjusted for a minimal level of volatility through the whole market cycle.

The sub-adviser may sell a holding at its sole discretion including for example when the Portfolio Managers anticipate a fundamental deterioration, or when the asset fails to perform as expected or if other opportunities appear more attractive.

In the Principal Risks subsection, Borrowing Risk and Reverse Repurchase Agreements Risk will be deleted.

PF International Growth Fund (formerly named PF International Large-Cap Fund) – The disclosure in the Principal Investment Strategies subsection will be deleted and replaced with the following:

The Fund normally invests primarily in common stocks of foreign companies, either directly or through depositary receipts, that, in the sub-adviser’s opinion, appear to offer above average growth potential and trade at a significant discount to the sub-adviser’s assessment of their intrinsic value. Intrinsic value, according to the sub-adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company’s ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. The Fund may invest in common stocks of foreign companies of any size located throughout the world. The sub-adviser considers foreign companies to include those organized, headquartered or with substantial operations outside of the United States. These companies may be located, or have substantial operations, in emerging markets, provided that the Fund will not invest more than 15% of its net assets, at the time of purchase, in securities of companies domiciled in emerging markets. The Fund may also purchase stocks of U.S. companies. The Fund’s policy is to remain substantially invested in common stocks or securities convertible into or exchangeable for common stock. Any income realized will be incidental to the Fund’s investment goal.

The Fund seeks to invest in companies that, in the sub-adviser’s opinion, appear to offer above average growth potential and trade at prices that are undervalued at the time of purchase. The selection of common stocks is made through a process whereby companies are identified and selected as eligible investments by examining fundamental quantitative and qualitative aspects of the company, its management and its financial position as compared to its stock price. This is a bottom up, fundamental method of analysis. The sub-adviser’s investment strategy is based on the principle that a shareholder’s return from owning a stock is ultimately determined by the fundamental economics of the underlying business. The sub-adviser believes that investors should focus on the long-term economic progress of the investment and disregard short-term nuances.

The sub-adviser may decide to sell investments given a variety of circumstances, such as when an investment no longer appears to the sub-adviser to offer the potential for long-term growth of capital, when an investment opportunity arises that the sub-adviser believes is more compelling or to realize gains or limit losses.

The Fund may invest in money market instruments for cash management purposes. The Fund may invest in money market Funds, which may or may not be affiliated with the Fund’s manager or the sub-adviser. The amount of assets the Fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the manager has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

In the Principal Risks subsection, the following risks will be deleted: Geographic Focus Risk, Sector Risk, and Value Companies Risk. Also in the Principal Risks subsection, the following risks will be added alphabetically: Mid-Capitalization Companies Risk and Small-Capitalization Companies Risk.

Disclosure Changes to the Additional Information About Fund Performance section

In the Fund Name Changes subsection, the following will be added alphabetically:

PF International Growth Fund:  Effective October 29, 2021, the Fund changed its name from “PF International Large-Cap Fund” and some of its investment policies changed at that time.

In the Index Definitions subsection, the Emerging Markets Debt Composite Benchmark and J.P. Morgan Emerging Local Markets Index Plus will be deleted and the following will be added alphabetically:

J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified Index tracks liquid, U.S. dollar-denominated emerging market fixed and floating-rate debt instruments issued by corporates. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Markets Blended Index (“EMBI”) – Equal Weighted is a blended index comprised of 1/3 each of the following indices: J.P. Morgan Government Bond Index Emerging

Markets Global Diversified Index, J.P. Morgan Emerging Markets Bond Index Global Diversified Index, and J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified Index. The J.P. Morgan EMBI – Equal Weighted is designed to blend U.S. dollar and local currency denominated sovereign, quasi-sovereign and corporate bonds in equal proportion. Results include the reinvestment of all distributions.

Disclosure Changes to the About Management section

The table for Ashmore Investment Management Limited will be deleted.

In the table for ClearBridge Investments, LLC, the following will be added alphabetically:

PF INTERNATIONAL GROWTH FUND (formerly named PF International Large-Cap Fund)
Elisa Mazen	Managing Director of ClearBridge since 2013. She began her investment career in 1987 and has a BA from Douglass College, Rutgers University.
Thor Olsson	Director of ClearBridge since 2008. He began his investment career in 1998 and has a BA from La Salle University.
Michael Testorf, CFA	Managing Director of ClearBridge since 2015. He began his investment career in 1988 and has a BA from Wirtschaftsakademie (Germany), Academy of Business and Administration.
Pawel Wroblewski, CFA	Managing Director of ClearBridge since 2013. He began his investment career in 1997 and has a MA from Warsaw School of Economics and a MBA from Columbia Business School.

Effective upon the closing of the QS/Franklin Transaction, the table for QS Investors, LLC will be deleted and the following table will be inserted alphabetically:

Franklin Advisers, Inc.

880 Third Avenue, New York, New York 10022

Franklin Advisers, Inc. is a registered investment adviser and a wholly-owned subsidiary of Franklin Resources, Inc. As of March 31, 2021, the total assets under management for Franklin Resources and its affiliates were approximately $1.5 trillion.

PF INTERNATIONAL SMALL-CAP FUND	This Fund is managed by Franklin Advisers Portfolio Management Group.
Christopher W. Floyd, CFA	Portfolio Manager of Franklin Advisers since 2021. He began his investment career in 1999 and has a BA in Economics from Dartmouth College and an MBA in Management from Cornell University.
Joseph S. Giroux	Portfolio Manager of Franklin Advisers since 2021. He began his investment career in 1993 and has a BS and an MS from New England Institute of Technology.

Within the table for Massachusetts Financial Services Company, doing business as MFS Investment Management, the PF International Large-Cap Fund subsection will be deleted.

The following table will be added alphabetically:

Principal Global Investors, LLC

711 High Street, Des Moines, Iowa 50392

Principal Global Investors, LLC (“PGI”) provides a single point of access to a family of specialized investment boutiques, including real estate and emerging market debt. As of March 31, 2021, PGI and its affiliates had total assets under management of approximately $550.6 billion.

PF EMERGING MARKETS DEBT FUND
Damien Buchet, CFA

Portfolio Manager and Chief Investor Officer for the total return fund strategy of PGI since 2015. He began his investment career in 1993 and has a BA from EDHEC School of Business Administration (France).

Christopher Watson, CFA

Senior Portfolio Manager of PGI since 2013 and Head of credit research at PGI since 2007. He began his investment career in 1999 and has a BA from McGill University (Canada) and an MBA from IMD Lausanne (Switzerland).

Arthur Duchon-Doris, CFA	Portfolio Manager of PGI since 2015. He began his investment career in 2012 and has an MSc in Financial Markets and a Masters in Management from EDHEC Business School (France).

SUPPLEMENT DATED JUNE 21, 2021

TO THE PACIFIC FUNDS STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 1, 2020 FOR PACIFIC FUNDSSM ESG CORE BOND

AND DATED AUGUST 1, 2020 FOR ALL OTHER FUNDS

This supplement revises the Pacific Funds Statement of Additional Information dated December 1, 2020 for Pacific Funds ESG Core Bond and dated August 1, 2020 for all other Funds, as supplemented (the “SAI”), and must be preceded or accompanied by the SAI.  The changes within this supplement are currently in effect unless otherwise noted. Remember to review the SAI for other important information.  Capitalized terms not defined herein are as defined in the SAI.

PF Emerging Markets Debt Fund – At a meeting held on June 16, 2021, the Board of Trustees (the “Board”) of Pacific Funds Series Trust (“Pacific Funds”), including a majority of the independent trustees, approved Principal Global Investors, LLC to serve as the sub-adviser of the PF Emerging Markets Debt Fund effective October 29, 2021, replacing Ashmore Investment Management Limited. As a result, all references to Ashmore Investment Management Limited will be deleted in their entirety.

PF International Large-Cap Fund – At a meeting held on June 16, 2021, the Board of Pacific Funds, including a majority of the independent trustees, approved ClearBridge Investments, LLC (“ClearBridge”) to serve as the sub-adviser of the PF International Large-Cap Fund effective October 29, 2021, replacing MFS Investment Management. In addition, the Board of Trustees approved a fund name change to PF International Growth Fund effective October 29, 2021. As a result, all references to “PF International Large-Cap Fund” will be replaced with “PF International Growth Fund (formerly named PF International Large-Cap Fund).”

PF International Small-Cap Fund – At a meeting held on June 16, 2021, the Board of Pacific Funds, including a majority of the Independent Trustees, approved Franklin Advisers, Inc. (“Franklin”) to serve as sub-adviser for the PF International Small-Cap Fund, as the successor entity to current Fund sub-adviser QS Investors, LLC (“QS”), effective upon the closing of the corporate restructuring and transfer of QS into Franklin that is expected to occur in the third quarter of 2021. Upon the closing, the sub-advisory services provided to the Fund will be transitioned from QS to Franklin, all references to QS will be deleted in their entirety and replaced with Franklin, and all changes described in this supplement regarding the Fund will be effective. The same portfolio managers from QS who have been responsible for day-to-day management of the Fund will become officers of Franklin and will continue to have responsibility for the day-to-day management of the Fund.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

In the PF Emerging Markets Debt Fund section, the second paragraph will be deleted and replaced with the following:

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: bank capital securities and obligations; commercial paper; convertible securities; credit-linked trust certificates; delayed funding loans and revolving credit facilities; equity securities, including securities of other investment companies, such as ETFs and other pooled investment vehicles; floating rate bank loans and debt instruments; hybrid instruments; illiquid securities; inflation-indexed bonds; preferred stock; warrants; when-issued and delayed delivery transactions; zero-coupon bonds; and step-ups and PIK securities. The Fund may also invest non-principally in participation notes, short sales and credit spread trades.

The section for PF International Growth Fund (formerly named PF International Large-Cap Fund) will be deleted and replaced with the following:

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: when-issued securities, including the value of the underlying obligation together with its initial payment; indexed securities; municipal obligations (including participation interests); zero coupon bonds or pay-in-kind bonds; floating and variable rate obligations, respectively; futures contracts and related options provided that not more than 5% of its net assets are required as a futures contract deposit and/or premium; over-the-counter common and preferred stocks, exchange-traded preferred stock, warrants and rights, securities convertible into equity securities, securities of other investment companies and real estate investment trusts; and derivatives. In addition, the Fund may not enter into futures contracts or related options if, as a result, more than 10% of the Fund’s assets would be so invested.

The section for Portfolio Optimization Funds is deleted and replaced with the following:

Pacific Funds Portfolio Optimization Conservative, Pacific Funds Portfolio Optimization Moderate-Conservative, Pacific Funds Portfolio Optimization Moderate, Pacific Funds Portfolio Optimization Growth and Pacific Funds Portfolio Optimization Aggressive-Growth (together, the “Portfolio Optimization Funds”) will generally limit their investments to Class P shares of the Underlying Funds, although the Portfolio Optimization Funds may invest in securities such as U.S. government securities, short-term debt instruments, money market instruments and unaffiliated investment companies for temporary defensive purposes, or otherwise as deemed advisable by the Adviser to the extent permissible under existing or future rules, orders or guidance of the SEC.

INFORMATION ABOUT THE MANAGERS

In the Management Firms section, the following will be added alphabetically:

Principal Global Investors, LLC (“PGI”)

Principal Global Investors, LLC is a diversified asset management organization and one of the companies which make up the institutional asset-management arm of Principal Financial Group® (“The Principal®”). The Principal is a public company listed on the NYSE offering a wide range of financial products and services through a diverse family of financial services companies.

In the Compensation Structures and Methods section, under the ClearBridge subsection, the following will be added to the last paragraph:

The benchmark used to measure the performance of the portfolio managers for the PF International Growth Fund is the MSCI EAFE Index.

Also in the Compensation Structures and Methods section, the following will be added alphabetically:

PGI

PGI offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms to ensure its continued competitiveness and alignment with industry best practices. The objective of the structure is to offer market competitive compensation that aligns individual and team contributions with firm and client performance objectives in a manner that is consistent with industry standards and business results.

Compensation for investment professionals at all levels is comprised of base salary and variable incentive components. As team members advance in their careers, the variable component increases in its proportion commensurate with responsibility levels. The variable component is designed to reinforce delivery of investment performance, firm performance, team collaboration, regulatory compliance, operational excellence, client retention and client satisfaction. Relative performance metrics are measured on a pre-tax basis over rolling one-year, three-year and five-year periods, calculated quarterly, reinforcing a longer term orientation.

For compensation purposes, the benchmark utilized for the portfolio managers of the PF Emerging Markets Debt Fund is the J.P. Morgan Emerging Markets Blended Index – Equal Weighted.

Payments under the variable incentive plan are delivered in the form of cash or a combination of cash and deferred compensation. The amount of incentive delivered in the form of deferred compensation depends on the size of an individual’s incentive award as it relates to a tiered deferral scale. Deferred compensation is required to be invested into funds managed by the team via a co-investment program and is subject to a three-year vesting schedule. The overall measurement framework and the deferred component are well aligned with our desired focus on clients’ objectives (e.g., co-investment) and talent retention.

In the Other Accounts Managed section, in the table for ClearBridge, the following information will be added:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
CLEARBRIDGE
Elisa Mazen[4]
Registered Investment Companies	1	$5,873,262,280	None	N/A
Other Pooled Investment Vehicles	4	$196,996,498	None	N/A
Other Accounts	23,535	$7,624,851,381	None	N/A

Thor Olsson[4]
Registered Investment Companies	1	$5,873,262,280	None	N/A
Other Pooled Investment Vehicles	4	$196,996,498	None	N/A
Other Accounts	23,535	$7,624,851,381	None	N/A

Michael Testorf[4]
Registered Investment Companies	1	$5,873,262,280	None	N/A
Other Pooled Investment Vehicles	4	$196,996,498	None	N/A
Other Accounts	23,535	$7,624,851,381	None	N/A

Pawel Wrobleski[4]
Registered Investment Companies	1	$5,873,262,280	None	N/A
Other Pooled Investment Vehicles	4	$196,996,498	None	N/A
Other Accounts	23,535	$7,624,851,381	None	N/A

4 Other Accounts Managed information as of March 31, 2021.

Also in the Other Accounts Managed section, the following information will be added alphabetically to the table:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
PGI
Damien Buchet[4]
Registered Investment Companies	4	$2,429,011,879	None	N/A
Other Pooled Investment Vehicles	1	$147,870,626	None	N/A
Other Accounts	2	$407,827,523	None	N/A

Arthur Duchon-Doris[4]
Registered Investment Companies	4	$2,429,011,879	None	N/A
Other Pooled Investment Vehicles	1	$147,870,626	None	N/A
Other Accounts	2	$407,827,523	None	N/A

Christopher Watson[4]
Registered Investment Companies	4	$2,429,011,879	None	N/A
Other Pooled Investment Vehicles	1	$147,870,626	None	N/A
Other Accounts	2	$407,827,523	None	N/A

4 Other Accounts Managed information as of March 31, 2021.

In the Material Conflicts of Interest section, the following will be added alphabetically:

PGI

PGI has its own trading platform and personnel that perform trade-related functions. Where applicable, PGI trades on behalf of its own clients. Such transactions are executed in accordance with PGI’ trading policies and procedures, including, but not limited to trade allocations and order aggregation, purchase of new issues, and directed brokerage. PGI acts as discretionary investment adviser for a variety of individual accounts, ERISA accounts, mutual funds, insurance company separate accounts, and public employee retirement plans and places orders to trade portfolio securities for each of these accounts. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. PGI has adopted and implemented policies and procedures that it believes address the potential conflicts associated with managing accounts for multiple clients and are designed to ensure that all clients are treated fairly and equitably. These procedures include allocation policies and procedures and internal review processes.

If, in carrying out the investment objectives of its respective clients, occasions arise in which PGI deems it advisable to purchase or sell the same securities for two or more client accounts at the same or approximately the same time, PGI may submit the orders to purchase or sell to a broker/dealer for execution on an aggregate or “bunched” basis. PGI will not aggregate orders unless it believes that aggregation is consistent with (1) its duty to seek best execution and (2) the terms of its investment advisory agreements. In distributing the securities purchased or the proceeds of sale to the client accounts participating in a bunched trade, no advisory account will be favored over any other account and each account that participates in an aggregated order will participate at the average share price for all transactions of PGI relating to that aggregated order on a given business day, with all transaction costs relating to that aggregated order shared on a pro rata basis.

APPENDICES

The following will be added as Appendix K, with all subsequent appendices relettered in alphabetical order:

APPENDIX K

PGI

Proxy Voting Policy

(As of February 2021)

Policy

The Advisers1 believe that proxy voting and the analysis of corporate governance issues, in general, are important elements of the portfolio management services provided to advisory clients. The Advisers’ guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect the Advisers’ belief that sound corporate governance creates a framework within which a company can be managed in the interests of its shareholders. Accordingly, the Advisers have adopted the policy and procedures set out below, which are designed to ensure that the Advisers comply with legal, fiduciary, and contractual obligations with respect to proxy voting.

Proxy Voting Procedures

The Advisers have implemented these procedures with the premise that portfolio management personnel base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance is one such factor, it may not be the primary consideration. As such, the principles and positions reflected in the procedures are designed to guide in the voting of proxies, and not necessarily in making investment decisions.

Institutional Shareholder Services

Based on the Advisers’ investment philosophy and approach to portfolio construction, and given the complexity of the issues that may be raised in connection with proxy votes, the Advisers have retained the services of Institutional Shareholder Services (“ISS”). ISS offers proxy voting solutions to institutional clients globally. The services provided to the Advisers include in-depth research, voting recommendations, vote execution, recordkeeping, and reporting.

The Advisers have elected to follow the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which embody the positions and factors that the Advisers’ Portfolio Management Teams (“PM Teams”) generally consider important in casting proxy votes.2 The Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. In connection with each proxy vote, ISS prepares a written analysis and recommendation (“ISS Recommendation”) that reflects ISS’s application of the Guidelines to the particular proxy issues. ISS Proxy Voting Guidelines Summaries are accessible to all PM Teams on the ISS system.

1  Principal Global Investors LLC, Principal Real Estate Investors LLC, Principal Global Investors (Europe) Ltd, Principal Global Investors (Australia) Limited, Principal Global Investors (Hong Kong) Ltd, Principal Global Investors (Singapore) Ltd, and Principal Global Investors (Japan) Ltd.

2  The Advisers have various Portfolio Manager Teams organized by asset classes and investment strategies.

Voting Against ISS Recommendations

On any particular proxy vote, Portfolio Managers may decide to diverge from the Guidelines. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. If the Portfolio Manager’s judgment differs from that of ISS, a written record is created reflecting the process.

Conflicts of Interest

The Advisers have implemented procedures designed to prevent conflicts of interest from influencing proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by the Advisers in accordance with the Guidelines and ISS Recommendations are generally not viewed as being the product of any conflicts of interest because the Advisers cast such votes pursuant to a pre- determined policy based upon the recommendations of an independent third party.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. Upon request, the Advisers can accommodate individual Clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with the Advisers the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

Abstaining from Voting Certain Proxies

The Advisers shall at no time ignore or neglect their proxy voting responsibilities. However, there may be times when refraining from voting is in the Client’s best interest, such as when the Advisers’ analysis of a particular proxy issue reveals that the cost  of voting the proxy may exceed the expected benefit to the Client. Such proxies may be voted on a best-efforts basis. These issues may include, but are not limited to restrictions for share blocking countries, untimely notice of shareholder meetings, and requirements to vote proxies in person.